UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): January 19, 2006


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

Year and quarter ended December 31, 2005 Earnings

     Please see Exhibit 99 for the Registrant's earnings release for the year and quarter ended December 31, 2005.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 19, 2006, the Registrant's Board of Directors elected William R. Rowan, III as a director of the Registrant to serve until the 2006 annual meeting of shareholders. The Board also expects to nominate Mr. Rowan for election by the shareholders at the 2006 annual meeting. The Board has not yet determined the committees to which Mr. Rowan will be appointed.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibit 99 - Registrant's Earnings Release for the year and quarter ended December 31, 2005.

















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


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: January 24, 2006        By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                  and Principal Accounting Officer)




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



                                  EXHIBIT INDEX

Exhibit 99

                    Registrant's Earnings Release for the year and quarter ended December 31, 2005







































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